UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

In a Current Report on Form 8-K, dated November 8, 2019 (the “Initial Form 8-K”), the Federal Home Loan Bank of New York ("FHLBNY") reported the re-election of current FHLBNY Directors John R. Buran, Thomas L. Hoy, DeForest B. Soaries, Jr., and Angela Weyne to the FHLBNY’s Board of Directors (“Board”) by FHLBNY stockholders for four-year terms, each beginning on January 1, 2020. At the time of the filing of the Initial Form 8-K, the Committees of the Board for 2020 had not yet been determined. The FHLBNY is filing this Form 8-K/A to report Board Committee Director assignments for 2020.

On December 19, 2019, the Board, in addition to having previously re-elected Mr. Buran to serve as the Board Chair for 2020 and 2021 on November 21, 2019, approved the following Committee assignments for all Directors for 2020:

EXECUTIVE COMMITTEE
John Buran, Chair
Larry Thompson, Vice Chair
Joseph Ficalora
Jay Ford
Michael Horn
Thomas Hoy
Cathleen Raffaeli

AUDIT COMMITTEE
Kevin Cummings, Chair
David Huber, Vice Chair
Joseph Ficalora
Jay Ford
Thomas Hoy
Christopher Martin
Angela Weyne

COMPENSATION AND HUMAN RESOURCES COMMITTEE
DeForest Soaries, Chair
Cathleen Raffaeli, Vice Chair
Kevin Cummings
Gerald Lipkin
Christopher Martin
David Nasca
Stephen Romaine

CORPORATE GOVERNANCE AND EXTERNAL AFFAIRS COMMITTEE
Michael Horn, Chair
Christopher Martin, Vice Chair
Kevin Cummings
Charles Kilbourne
Kenneth Mahon
Larry Thompson
Angela Weyne

HOUSING COMMITTEE
Richard Mroz, Chair
DeForest Soaries, Vice Chair
Jay Ford
David Huber
Charles Kilbourne
Stephen Romaine
Angela Weyne

RISK COMMITTEE
Larry Thompson, Chair
Carlos Vázquez, Vice Chair
Joseph Ficalora
David Huber
Gerald Lipkin
David Nasca
Stephen Romaine

STRATEGIC PLANNING COMMITTEE
Thomas Hoy, Chair
Kenneth Mahon, Vice Chair
Michael Horn
Gerald Lipkin
Richard Mroz
Carlos Vázquez
Angela Weyne

TECHNOLOGY COMMITTEE
Carlos Vázquez, Chair
Cathleen Raffaeli, Vice Chair
Charles Kilbourne
Kenneth Mahon
Richard Mroz
David Nasca
DeForest Soaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: December 19, 2019	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer